UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):  December 9, 2011

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53173	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Broadway, 6th Floor

Cambridge, MA 02139

 (Address of principal executive offices) (Zip Code)

(617) 551-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of December 9, 2011, Radius Health, Inc. (the “Company”) entered into an amendment (the “Nordic Amendment”) to Work Statement NB-1 (the “Work Statement”), dated as of March 29, 2011, between the Company and Nordic Bioscience Clinical Development VII A/S (“Nordic”).  The Work Statement is contemplated by the terms of that certain Clinical Trial Services Agreement, entered into as of March 29, 2011, between the Company and Nordic (the “Clinical Trial Services Agreement”).

Pursuant to the Work Statement, Nordic is managing the Phase 3 clinical study of the Company’s BA058 Injection product.  Pursuant to the original terms of the Work Statement, the study was to be conducted in 10 countries at a specified number of sites within each country.  The terms of the Nordic Amendment provide for two additional countries (the United States and India) in which the study will be conducted, specify a certain number of sites within each such additional country for the conduct of the study, and amend various terms and provisions of the Work Statement to reflect the addition of such countries and sites within the study’s parameters.  Payments to be made by the Company to Nordic under the Nordic Amendment in connection with the conduct of the study in such additional countries are denominated in both euros and U.S. dollars and total up to €717,700 and $289,663 for the 15 additional study sites in India contemplated by the terms of the Nordic Amendment and up to €1,234,790 and $143,369 for the 5 additional study sites in the United States contemplated by the terms of the Nordic Amendment.

On December 15, 2011, the Company entered into Amendment No. 3 (the “Stockholders’ Agreement Amendment”) to its Amended and Restated Stockholders’ Agreement, dated as of May 17, 2011 (as amended, the “Stockholders’ Agreement”), by and among the Company and the stockholders party thereto. The Stockholders’ Agreement Amendment amends the Stockholders’ Agreement to exclude from the right of first refusal the shares issued under the Company’s 2011 Equity Incentive Plan (the “2011 Plan”), as amended by the Plan Amendment described below in Item 5.02 of this Current Report on Form 8-K.

The preceding descriptions of the Clinical Trial Services Agreement, the Work Statement, the Nordic Amendment, the Stockholders’ Agreement and the Stockholders’ Agreement Amendment are qualified in their entirety by reference to the full text of the Clinical Trial Services Agreement, the Work Statement, the Nordic Amendment, the Stockholders’ Agreement and the Stockholders’ Agreement Amendment, copies of which were filed as Exhibits to the Company’s Current Report on Form 8-K/A filed on October 24, 2011 or are filed as Exhibits to this Current Report on Form 8-K.

Item 3.02.  Unregistered Sales of Equity Securities.

On December 14, 2011, pursuant to the terms of that certain Series A-1 Convertible Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of April 25, 2011, among the Company and the investors referenced therein (the “Investors”), the Company issued an aggregate of 263,180 shares (the “Shares”) of its Series A-1 Convertible Preferred Stock, par value $.0001 per share (the “Series A-1 Stock”), to the Investors.  The Shares were issued in connection with the consummation of the Stage III Closing contemplated by the Purchase Agreement at a purchase price of $81.42 per share resulting in aggregate proceeds to the Company of $21.4 million.  Additionally, in connection with the consummation of the Stage II Closing and the Stage III Closing contemplated by the terms of the Purchase Agreement, the Company issued to Leerink Swann LLC on November 18, 2011 and December 14, 2011, warrants exercisable at any time, at a purchase price of $81.42 per share, for up to a total of 1,636 shares of Series A-1 Stock (the “Leerink Warrants”).

Each share of the Company’s Series A-1 Stock is convertible into ten (10) shares of our Common Stock, par value $.0001 per share.

The Shares and the Leerink Warrants were issued by the Company under the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, as they were issued to accredited investors, without a view to distribution, and were not issued through any general solicitation or advertisement.

The preceding description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 10.11 to the Company’s Current Report on Form 8-K/A filed on November 7, 2011.  The preceding description of the Leerink Warrants is qualified in its entirety by reference to the full text of the Leerink Warrants filed with this Current Report on Form 8-K.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2011 (the “Effective Date”), the Board of Directors (the “Board”) of the Company adopted an amendment (the “Plan Amendment”) to the 2011 Plan to increase the maximum number of shares of the Company’s common stock that may be issued pursuant to or subject to outstanding awards under the 2011 Plan from 3,597,889 to 4,252,953.

On the Effective Date, the Board granted stock options to the following officers of the Company for the number of shares of common stock of the Company set forth opposite their names below:

Michael S. Wyzga, President and Chief Executive Officer	1,530,000
Louis Brenner, Chief Medical Officer	451,700

Such stock options were granted by the Board in connection with the commencement of employment of such officers.  The options granted to Mr. Wyzga will become vested and exercisable as to 25% of the shares underlying such option on December 5, 2012 and as to 6.25% of such shares quarterly thereafter.  The options granted to Dr. Brenner will become vested and exercisable as to 87,850 of such shares on November 9, 2012 and as to 21,963 of such shares quarterly thereafter, will become vested and exercisable as to 37,600 shares on the date, if any, on which the Board resolves that a specified number of subjects have been enrolled by a specified date in the Phase 3 study of the Company’s BA058 Injection product and will become vested and exercisable as to 62,700 shares on the date, if any, on which the Board resolves that a New Drug Application for the Company’s BA058 Injection product has been submitted, on or prior to a specified date, to the United States Food and Drug Administration.  The aforementioned vesting of all option shares granted to Mr. Wyzga and Dr. Brenner is subject in each case to their respective continued service with the Company through the applicable vesting date.  Each of the stock options granted to Mr. Wyzga and Dr. Brenner is subject to the terms of the 2011 Plan and the Company’s standard form of stock option agreement previously approved by the Board, has an exercise price of $3.89 per share and a term of ten years.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

See the Exhibit Index, which immediately follows the signature page hereof and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 15, 2011

Radius Health, Inc.

By:	/s/ B. Nicholas Harvey
Name: B. Nicholas Harvey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1*	Clinical Trial Services Agreement Amendment No. 1 to Work Statement NB-1, effective as of December 9, 2011, by and between the Company and Nordic Bioscience Clinical Development VII A/S.

10.2

Amended and Restated Stockholders’ Agreement, dated as of May 17, 2011, as amended by Amendment No. 1, dated as of November 7, 2011, Amendment No. 2, dated as of November 7, 2011, and Amendment No. 3, dated as of December 15, 2011, by and among the Company and the stockholders party thereto.

10.3	Warrant to Purchase Series A-1 Convertible Preferred Stock issued by the Company to Leerink Swann LLC on November 18, 2011.

10.4	Warrant to Purchase Series A-1 Convertible Preferred Stock issued by the Company to Leerink Swann LLC on December 14, 2011.

*Confidential treatment has been requested with respect to portions of this exhibit.  Redacted portions of this exhibit have been filed separately with the Securities and Exchange Commission.